UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A (No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

Lpath, Inc.

(Exact name of registrant specified in charter)

Nevada	000-50344	16-1630142
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

6335 Ferris Square, Suite A, San Diego, CA  92121

(Address of principal executive offices)  (Zip Code)

(858) 678-0800

Issuer’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This amendment to the Current Report on Form 8-K that was filed with the Securities and Exchange Commission on July 2, 2009 is being filed to include the letter from LevitZacks dated July 6, 2009, which is attached hereto as Exhibit 16.1.

Item 4.01               Changes in Registrant’s Certifying Accountants.

(a)          Dismissal of LevitZacks, Certified Public Accounts

(i)            On June 29, 2009, Lpath, Inc. (the “Company”) dismissed its independent registered public accounting firm, LevitZacks, Certified Public Accountants (“LevitZacks”).

(ii)           The decision to dismiss LevitZacks as the Company’s independent registered public accountant was based on authority conferred to the Company’s Audit Committee.

(iii)          LevitZacks’ audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 both contained going concern uncertainty modifications. Except for those modifications, the audit reports for those years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, accounting principles or, except as noted, uncertainty.

(iv)          During the fiscal years ended December 31, 2008 and December 31, 2007, the review of our consolidated financial statements for the quarterly period ended March 31, 2009, and the subsequent interim period through June 29, 2009, (1) there were no disagreements with LevitZacks on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to LevitZacks’ satisfaction would have caused LevitZacks to make reference to the subject matter of the disagreement in connection with their reports and (2) there were no reportable events as defined in Regulation S-K, Item 304(a)(1)(iv) or (a)(1)(v).

(v)           The Company provided LevitZacks with a copy of the disclosure contained in this Form 8-K and requested that LevitZacks furnish us a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

(vi)          A letter from LevitZacks addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to LevitZacks in this Current Report on Form 8-K is filed herewith.

(b)         Engagement of Moss Adams LLP

On June 29, 2009, the Audit Committee approved the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009 and Moss Adams LLP was subsequently engaged as the Company’s independent registered public accounting firm on  June 29, 2009.

During the years ended December 31, 2008 and December 31, 2007 and through June 29, 2009, except as described in this paragraph, neither the Company nor anyone on its behalf has consulted with Moss Adams LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Moss Adams LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).  Moss Adams LLP currently conducts the Company’s NIH audits which are required in the event the Company spends grant funding exceeding a specified threshold.  Moss Adams LLP has conducted the Company’s NIH audits for the past four fiscal years.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from LevitZacks, dated July 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lpath, Inc.

By:	/s/Scott Pancoast
Name: Scott Pancoast
Title: President and Chief Executive Officer
Dated: July 7, 2009